UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2023

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35569	88-0425691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (631) 924-1135

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CEMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2023, Chembio Diagnostics, Inc. (the “Company”) received formal notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s continued non-compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a) (the “Bid Price Rule”) would result in the delisting of the Company’s securities from Nasdaq unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel, which request will stay any further action by Nasdaq pending the issuance of a decision by the Panel and the expiration of any extension the Panel may grant to the Company following the hearing.

As previously disclosed in the Company’s Current Report on Form 8-K filed on April 7, 2022, on April 5, 2022 the Staff notified the Company that, based upon the closing bid price of the Company’s common stock for the 30 prior consecutive business days, the Company no longer satisfied the Bid Price Rule. In accordance with the Nasdaq Listing Rules, the Company thereafter received two grace periods to regain compliance with the rule, which ultimately expired on April 3, 2023. The Company did not evidence compliance with the Bid Price Rule by that date, which resulted in the issuance of the Staff’s determination.

The Company is considering all options available to it; however, there can be no assurance that the Panel will determine to continue the Company’s listing or that the Company will be able to evidence compliance with the applicable listing criteria within any extension that may be granted by the Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

Date: April 6, 2023	By:	/s/ Lawrence J. Steenvoorden
	Name:	Lawrence J. Steenvoorden
	Title:	Executive Vice President and Chief Financial Officer